Exhibit 99.3

FOR RELEASE ON: January 5, 2022

CONTACT:	Robert Barry, VP - Investor Relations
608-361-7530
robert.barry@regalrexnord.com

Regal Rexnord Corporation Announces Senior Notes Offering

BELOIT, WI—January 5, 2023— Regal Rexnord Corporation (NYSE: RRX) (the “Company”) today announced that it intends to offer senior unsecured notes (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and persons outside the United States in accordance with Regulation S under the Securities Act (the “Notes Offering”).

As previously announced, on October 26, 2022, the Company entered into a definitive merger agreement to acquire all of the issued and outstanding shares of common stock of Altra Industrial Motion Corp., a Delaware corporation (“Altra”) (the “Merger”). The Company intends to use the net proceeds from the Notes Offering, together with term loan borrowings under its senior credit facilities and cash on hand, to fund the Merger, repay certain of Altra’s outstanding indebtedness and pay related fees and expenses. The closing of the Notes Offering is not conditioned on the closing of the Merger, which, if completed, will occur at or subsequent to the closing of the Notes Offering.

This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities, nor will there be any sale of the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes and the related note guarantees have not been registered under the Securities Act or any state or other jurisdiction’s securities laws and may not be offered or sold in the United States to, or for the benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any state or other jurisdiction.

About Regal Rexnord

The Company is a global leader in the engineering and manufacturing of industrial powertrain solutions, power transmission components, electric motors and electronic controls, air moving products and specialty electrical components and systems, serving customers around the world. Through longstanding technology leadership and an intentional focus on producing more energy-efficient products and systems, the Company helps create a better tomorrow – for its customers and for the planet.

The Company is comprised of four segments: Motion Control Solutions, Climate Solutions, Commercial Systems and Industrial Systems. The Company is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this press release concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that the conditions to the consummation of the Merger will not be satisfied on the terms or timeline expected, or at all; the failure to obtain, or delays in obtaining, or adverse conditions related to obtaining stockholder or regulatory approvals sought in connection with the Merger; the failure to achieve the debt financing necessary for the Merger on the desired terms, or at all; the Company’s substantial indebtedness as a result of the Merger and the related incurrence of indebtedness to finance the Merger and pay certain related fees and expenses and the effects of such indebtedness on the combined company’s financial flexibility; the Company’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; the possibility that the pendency of the Merger could materially and adversely affect the Company’s and Altra’s businesses, financial condition, results of operations or cash flows; the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Merger, the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) and the acquisition of Arrowhead Systems, LLC (“Arrowhead”) within the expected time-frames or at all and to successfully integrate Altra, the Rexnord PMC business and Arrowhead; the Company’s ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on the Company’s results, operations and financial condition, including the impact from costs to execute and finance any such transactions; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Merger, the merger with the Rexnord PMC business and the acquisition of Arrowhead; the Company’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which the Company does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; the Company’s overall debt levels and its ability to repay principal and interest on its outstanding debt; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in the Company’s and Altra’s Annual Reports on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s and Altra’s Quarterly Reports on Form 10-Q. The Company’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements, except as required by law. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.